Equinox MutualHedge Futures Strategy Fund

Class A Shares	MHFAX
Class C Shares	MHFCX
Class I Shares	MHFIX

(a series of Northern Lights Fund Trust)

Supplement dated April 22, 2019
to the Prospectus dated January 28, 2019

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The following paragraphs and table are added to the end of the heading entitled “Sales Charge Waivers” in the “How To Purchase Shares” section of the Prospectus. Any contrary information in the Prospectus and Statement of Additional Information should be disregarded.

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Effective July 1, 2018, shareholders purchasing Class A Shares of a Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than disclosed elsewhere in this Prospectus.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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You should read this Supplement in conjunction with the Prospectus dated January 29, 2019. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-643-3431.

Please retain this Supplement for future reference.